Exhibit 32.1

CANCER CAPITAL CORP.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Cancer Capital Corp. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of Cancer Capital Corp. for the quarter ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cancer Capital Corp.

Date: May 8, 2014	/s/ John W. Peters John W. Peters Principal Executive Officer Principal Financial Officer